    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 4, 2000

                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                -----------------

                                WEBMD CORPORATION
             (Exact name of registrant as specified in its charter)

                                -----------------

              DELAWARE                                94-32366444
  (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)

                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                                ATLANTA, GA 30326
                                 (404) 495-7600
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

         1991 Director Stock Option Plan of Medical Manager Corporation
        Amended and Restated 1991 Special Non-Qualified Stock Option Plan
                         of Medical Manager Corporation
          1996 Class C Stock Option Plan of Medical Manager Corporation
          1997 Class D Stock Option Plan of Medical Manager Corporation
          Stock Option Agreement, dated as of January 7, 1998, between
                Medical Manager Corporation and David C. Amburgey
          Stock Option Agreement, dated as of January 7, 1998, between
                Medical Manager Corporation and Robert W. Seifert
          Stock Option Agreement, dated as of October 9, 1998, between
                  Medical Manager Corporation and Richard Cohan
 1998 Porex Technologies Corp. Stock Option Plan of Medical Manager Corporation
          1998 Class E Stock Option Plan of Medical Manager Corporation
           Stock Option Agreement, dated as of March 15, 1999, between
                  Medical Manager Corporation and James R. Love
                 Medical Manager Corporation's 1996 Amended and
                        Restated Long-Term Incentive Plan
       Form Stock Option Agreement between Medical Manager Corporation and each of John H. Kang and Michael A. Singer
      The 1999 Medical Manager Corporation Stock Option Plan for Employees
                        of Medical Manager Systems, Inc.
                 CareInsite, Inc. 1999 Officer Stock Option Plan
                CareInsite, Inc. 1999 Employee Stock Option Plan
                CareInsite, Inc. 1999 Director Stock Option Plan
                    IVI Publishing, Inc. Director Option Plan
     Amended and Restated 1997 Stock Option Plan of OnHealth Network Company

             1998-1999 New Hire Option Plan of OnHealth Network Company 1999-2000 New Hire Option Plan of OnHealth Network Company
             1997-1998 New Hire Option Plan of OnHealth Network Company
                 Interactive Ventures, Inc. 1991 Stock Option Plan
           Series B Preferred Stock Purchase Warrant issued July 11, 1997 to W. Michael Long
                  WebMD Corporation 2000 Long-Term Incentive Plan
      WebMD Corporation Amended and Restated 1998 Employee Stock Purchase Plan
               Medical Manager Corporation 401(k) Profit Sharing Plan
                             (Full title of the plans)

                          ----------------------------
                                 W. MICHAEL LONG
                              CHAIRMAN OF THE BOARD
                                WEBMD CORPORATION
                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                                ATLANTA, GA 30326
                                 (404) 495-7600
  (Name, address, including zip code, and telephone number including area code, of agent for service)

                          ----------------------------
                                   Copies to:

         JACK D. DENNISON, ESQ.                       H. BRYAN IVES III
EXECUTIVE VICE PRESIDENT, CO-GENERAL COUNSEL          ALSTON & BIRD LLP
              AND SECRETARY                       1211 EAST MOREHEAD STREET
          CHARLES A. MELE,ESQ.                        P. O. DRAWER 34009
 EXECUTIVE VICE PRESIDENT AND CO-GENERAL           CHARLOTTE, NC 28234-4009
                 COUNSEL                                (704) 331-6000
            WEBMD CORPORATION
         400 THE LENOX BUILDING
         3399 PEACHTREE ROAD NE
            ATLANTA, GA 30326
             (404) 495-7600

                          ----------------------------

                        CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                    PROPOSED MAXIMUM     PROPOSED MAXIMUM
       TITLE OF SECURITIES         AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING      AMOUNT OF
        TO BE REGISTERED           REGISTERED(1)        SHARE(2)              PRICE          REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------

Common Stock, $3.0001 par value     74,559,937         $17.11(1)        $1,275,873,478.07     $336,830.60

     =============================================================================================================

(1) Includes an aggregate of 1,850,000 shares of the Registrant's Common Stock, par value $0.0001 per share (the "Common Stock") under the 1991 Director Stock Option Plan of Medical Manager Corporation, 16,526,675 shares of Common Stock under the Amended and Restated 1991 Special Non-Qualified Stock Option Plan of Medical Manager Corporation, 5,084,675 shares of Common Stock under the 1996 Class C Stock Option Plan of Medical Manager Corporation, 2,579,910 shares of Common Stock under the 1997 Class D Stock Option Plan of Medical Manager Corporation, 662,500 shares of Common Stock under the Stock Option Agreements, dated as of January 7, 1998, between Medical Manager Corporation and each of David C. Amburgey and Robert W. Seifert, and the Stock Option Agreement, dated as of October 9, 1998, between Medical Manager Corporation and Richard Cohan, 4,679,000 shares of Common Stock under the 1998 Porex Technologies Corp. Stock Option Plan of Medical Manager Corporation, 1,275,000 shares of Common Stock under the 1998 Class E Stock Option Plan of Medical Manager Corporation, 687,500 shares of Common Stock under the Stock Option Agreement, dated as of March 15, 1999, between Medical Manager Corporation and James R. Love, 1,907,813 shares of Common Stock under the Medical Manager Corporation's 1996 Amended and Restated Long-Term Incentive Plan, 3,250,000 shares of Common Stock under the Stock Option Agreements between Medical Manager Corporation and each of John H. Kang and Michael A. Singer, 10,779,178 shares of Common Stock under The 1999 Medical Manager Corporation Stock Option Plan for Employees of Medical Manager Systems, Inc. 5,200,000 shares of Common Stock under the CareInsite, Inc. 1999 Officer Stock Option Plan, 5,850,000 shares of Common Stock under the CareInsite, Inc. 1999 Employee Stock Option Plan, 91,000 shares of Common Stock under the CareInsite, Inc. 1999 Director Stock Option Plan, 4,736 shares of Common Stock under the IVI Publishing, Inc. Director Option Plan, 686,499 shares of Common Stock under the Amended and Restated 1997 Stock Option Plan of OnHealth Network Company, 258,333 shares of Common Stock under the 1998-1999 New Hire Option Plan of OnHealth Network Company, 184,541 shares of Common Stock under the 1999-2000 New Hire Option Plan of OnHealth Network Company, 161,662 shares of Common Stock under the 1997-1998 New Hire Option Plan of OnHealth Network Company, 28,415 shares of Common Stock under the Interactive Ventures, Inc. 1991 Stock Option Plan, 750,000 shares of Common Stock under warrants granted to
     W. Michael Long pursuant to the Series B Preferred Stock Purchase Warrant issued July 11, 1997 to W. Michael Long, 10,000,000 shares of Common Stock under the WebMD Corporation 2000 Long-Term Incentive Plan, 2,000,000 shares of Common Stock under the WebMD Corporation Amended and Restated 1998 Employee Stock Purchase Plan, as amended, and 62,500 shares of Common Stock under the Medical Manager Corporation 401(k) Profit Sharing Plan (none of the shares under this plan will be newly issued shares).

(2) Computed in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. Such computation is based on the weighted average per share exercise price (rounded to the nearest cent) of $12.43 with respect to options outstanding under the under the 1991 Director Stock Option Plan of Medical Manager Corporation, $12.52 with respect to options outstanding under the Amended and Restated 1991 Special Non-Qualified Stock Option Plan of Medical Manager Corporation, $16.98 with respect to options outstanding under the 1996 Class C Stock Option Plan of Medical Manager Corporation, $17.87 with respect to options outstanding under the 1997 Class D Stock Option Plan of Medical Manager Corporation, $13.85 with respect to options outstanding under the Stock Option Agreements, dated as of January 7, 1998, between Medical Manager Corporation and each of David C. Amburgey and Robert W. Seifert, and the Stock Option Agreement, dated as of October 9, 1998, between Medical Manager Corporation and Richard Cohan, $18.92 with respect to options outstanding under the 1998 Porex Technologies Corp. Stock Option Plan of Medical Manager Corporation, $13.50 with respect to options outstanding under the 1998 Class E Stock Option Plan of Medical Manager Corporation, $17.20 with respect to options outstanding under the Stock Option Agreement, dated as of March 15, 1999, between Medical Manager Corporation and James R. Love, $8.73 with respect to options outstanding under the Medical Manager Corporation's 1996 Amended and Restated Long-Term Incentive Plan, $28.55 with respect to options outstanding under the Stock Option Agreements between Medical Manager Corporation and each of John H. Kang and Michael A. Singer, $20.83 with respect to options outstanding under The 1999 Medical Manager Corporation Stock Option Plan for Employees of Medical Manager Systems, Inc, $21.93 with respect to options outstanding under the CareInsite, Inc. 1999 Officer Stock Option Plan, $23.75 with respect to options outstanding under the CareInsite, Inc. 1999 Employee Stock Option Plan, $25.49 with respect to options outstanding under the CareInsite, Inc. 1999 Director Stock Option Plan, $10.56 with respect to options outstanding under the IVI Publishing, Inc. Director Option Plan, $36.74 with respect to options outstanding under the Amended and Restated 1997 Stock Option Plan of OnHealth Network Company, $42.97 with respect to options outstanding under the 1998-1999 New Hire Option Plan of OnHealth Network Company, $15.20 with respect to options outstanding under the 1999-2000 New Hire Option Plan of OnHealth Network Company, with respect to options outstanding $16.68 under the 1997-1998 New Hire Option Plan of OnHealth Network Company, $12.19 with respect to options outstanding under the Interactive Ventures, Inc. 1991 Stock Option Plan, $2.00 with respect to options outstanding under warrants granted to W. Michael Long pursuant to the Series B Preferred Stock Purchase Warrant issued July 11, 1997 to W. Michael Long, $12.75 with respect to options outstanding under the WebMD Corporation 2000 Long-Term Incentive Plan, $12.75 with respect to options outstanding under the WebMD Corporation Amended and Restated 1998 Employee Stock Purchase Plan, as amended, and $12.75 with respect to the Medical Manager Corporation 401(k) Profit Sharing Plan.


================================================================================

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents that WebMD Corporation (the "Registrant") or, Medical Manager Corporation ("Medical Manager") or CareInsite, Inc. ("CareInsite"), companies that have been acquired by the Registrant, have filed with the Securities and Exchange Commission (the "SEC") are incorporated by reference into this Registration Statement:

         - the Registrant's annual report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 1999

         - the Registrant's quarterly reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000

         - the Registrant's current reports on Form 8-K or Form 8-K/A filed January 27, 2000, January 28, 2000, February 8, 2000, February 10, 2000, February 14, 2000, February 16, 2000, February 22, 2000, February 24, 2000, March 23, 2000, May 2,
                  2000, June 1, 2000, June 5, 2000, June 19, 2000, July 24,
                  2000, July 27, 2000, August 9, 2000, August 16, 2000, August
                  18, 2000, September 13, 2000 and September 28, 2000

         - the description of the Registrant's common stock contained in the Registrant's registration statement on Form 8-A filed on February 8, 1999 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating this description

         - the unaudited pro forma condensed combined financial information contained on pages 115 through 129 of the prospectus filed pursuant to Rule 424(b) on August 7, 2000 by the Registrant

         - Medical Manager's annual report on Form 10-K for the fiscal year ended June 30, 1999, as amended by Form 10-K/A filed on October 28, 1999

         - Medical Manager's quarterly reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999 and March 31, 2000

         - Medical Manager's current reports on Form 8-K or Form 8-K/A filed July 29, 1998, June 4, 1999, July 21, 1999, July 27,
                  1999, August 10, 1999, August 24, 1999, September 20, 1999,
                  December 8, 1999, January 25, 2000, January 31, 2000 (two reports), February 14, 2000 (three reports), February 17, 2000, March 23, 2000, March 29, 2000, April 19, 2000, June 19,
                  2000 (two reports), June 29, 2000, August 18, 2000, and
                  August 31, 2000

         - CareInsite's annual report on Form 10-K for the fiscal year ended June 30, 1999, as amended by Form 10-K/A filed on October 28, 1999

         - CareInsite's quarterly reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999 and March 31, 2000

         - CareInsite's current reports on Form 8-K or Form 8-K/A filed August 24, 1999, February 4, 2000, February 14, 2000 (two reports), February 17, 2000, March 23, 2000, March 29, 2000,
                  April 10, 2000, April 28, 2000, June 19, 2000, June 29, 2000,
                  and August 18, 2000.

         In addition, attached to this Registration Statement as Exhibit 99.29 and incorporated by reference herein are specific factors that should be considered before making an investment decision to purchase shares of the Registrant's common stock.

         Each document filed subsequent to the date of this Registration Statement pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and prior to the termination of this offering shall be deemed to be incorporated by reference into this Registration Statement and shall be part hereof from the date of filing of such document.

         Any statement incorporated herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that is or is deemed to be incorporated by reference herein modifies or supersedes a statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Reference is made to Article V of the Tenth Amended and Restated Certificate of Incorporation of the Registrant filed as Exhibit 4.1 incorporated by reference; Article VI of the Bylaws of the Registrant filed as Exhibit 4.2 incorporated by reference; Section 145 of the

Delaware General Corporation Law; and indemnification agreements entered into between the Corporation and its officers and directors which, among other things, and subject to certain conditions, authorize the Corporation to indemnify, or indemnify by their terms, as the case may be, the directors and officers of the Corporation against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer.

         The Corporation has obtained directors and officers insurance providing indemnification for certain of the Corporation's directors, officers, affiliates, partners or employees for certain liabilities.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The exhibits listed on the accompanying Exhibit Index are filed or incorporated by reference as part of this Registration Statement.

          In lieu of the opinion of counsel or determination letter contemplated by Item 601(b)(5) of Regulation S-K, the undersigned Registrant hereby undertakes that it will submit or has submitted the Medical Manager Corporation 401(k) Profit Sharing Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.


ITEM 9.  UNDERTAKINGS.

         (a)      The Registrant hereby undertakes:

                  (i) To file, during any period which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (ii) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (iii) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to law, the Registrant's Amended and Restated Certificate of Incorporation, Bylaws or indemnification agreements, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 29th day of September, 2000.

                                    WEBMD CORPORATION


                                    By: /s/ ANTHONY VUOLO
                                       -----------------------------------------
                                       Anthony Vuolo
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally John L. Westermann III and Jack D. Dennison, and each one of them, as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of the, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                            Title                         Date
       ---------                            -----                         ----

  /s/ JEFFREY T. ARNOLD
--------------------------         Co-Chief Executive Officer      September 29, 2000
    Jeffrey T. Arnold                     and Director
                                 (Principal Executive Officer)
   /s/ MARTIN J. WYGOD
--------------------------        Co-Chief Executive Officer       September 29, 2000
     Martin J. Wygod                      and Director
                                 (Principal Executive Officer)

     /s/ ANTHONY VUOLO
--------------------------      Executive Vice President, Chief    September 29, 2000
       Anthony Vuolo            Financial Officer and Treasurer
                               (Principal Financial Officer and
                                 Principal Accounting Officer)

--------------------------                Director                 September __, 2000
       Mark J. Adler

    /s/ JAMES H. CLARK
--------------------------                Director                 September 29, 2000
      James H. Clark


--------------------------                Director                 September __, 2000
      L. John Doerr

  /s/ DENNIS B. GILLINGS
--------------------------                Director                 September 29, 2000
    Dennis B. Gillings

  /s/  ERIC J. GLEACHER
--------------------------                Director                 September 29, 2000
     Eric J. Gleacher

  /s/  W. MICHAEL LONG
--------------------------                Director                 September 29, 2000
     W. Michael Long


--------------------------                Director                 September __, 2000
    James V. Manning


--------------------------                Director                 September __, 2000
      Marvin P. Rich


--------------------------                Director                 September __, 2000
    Michael A. Singer


--------------------------                Director                 September __, 2000
     Joseph E. Smith

 /s/ CHARLES G. V. STEVENS
--------------------------                Director                 September 29, 2000
   Charles G. V. Stevens

                                INDEX TO EXHIBITS

Exhibit No.                Exhibit
-----------                -------

    4.1                    Tenth Amended and Restated Certificate of
                           Incorporation of the Registrant, as amended, including Certificate of Designations of the Series A
                           Payment-in-Kind Preferred Stock of the Registrant and
                           Certificate of Designations of the Series B
                           Convertible Redeemable Preferred Stock of the
                           Registrant. Incorporated by reference to the Registrant's Report on Form 8-K filed September 13,
                           2000.

    4.2 Amended and Restated Bylaws. Incorporated by reference to the Registrant's Report on Form 8-K filed
                           September 13, 2000.

    5.1                    Opinion of counsel as to legality of securities being registered

   23.1                    Consent of Alston & Bird LLP (contained in Exhibit 5.1)

   23.2                    Consent of Ernst & Young LLP

   23.3                    Consent of Arthur Andersen LLP

   23.4                    Consent of Arthur Andersen LLP

   23.5                    Consent of Arthur Andersen LLP

   23.6                    Consent of Ernst & Young LLP

   23.7                    Consent of Arthur Andersen LLP

   23.8                    Consent of Arthur Andersen LLP

   23.9                    Consent of KPMG LLP

   23.10                   Consent of Linkenheimer LLP

   23.11                   Consent of Ernst & Young LLP

   24.1                    Power of Attorney (see signature page)

   99.1                    1991 Director Stock Option Plan of Medical Manager
                           Corporation. Incorporated by reference to Exhibit 4.2 to
                           Medical Manager Corporation's Registration Statement on
                           Form S-8 (No. 333-46640).

   99.2                    Amended and Restated 1991 Special Non-Qualified Stock
                           Option Plan of Medical Manager Corporation. Incorporated by
                           reference to Exhibit 4.3 to Medical Manager Corporation's
                           Registration Statement on Form S-8 (No. 333-36041).

   99.3                    1996 Class C Stock Option Plan of Medical Manager
                           Corporation. Incorporated by reference to Exhibit 4.1 to
                           Medical Manager Corporation's Registration Statement on
                           Form S-8 (No. 333-36041).

   99.4                    1997 Class D Stock Option Plan of Medical Manager
                           Corporation. Incorporated by reference to Exhibit 4.2 to
                           Medical Manager Corporation's Registration Statement on
                           Form S-8 (No. 333-36041).

   99.5                    Stock Option Agreement, dated as of January 7, 1998, between
                           Medical Manager Corporation and David C. Amburgey.
                           Incorporated by reference to Exhibit 4.4 to Medical Manager
                           Corporation's Registration Statement of Form S-8 (No. 333-

                           72517).

   99.6                    Stock Option Agreement, dated as of January 7, 1998, between
                           Medical Manager Corporation and Robert W. Seifert.
                           Incorporated by reference to Exhibit 4.5 to Medical Manager
                           Corporation's Registration Statement of Form S-8 (No. 333-
                           72517).

   99.7                    Stock Option Agreement, dated as of October 9, 1998, between
                           Medical Manager Corporation and Richard Cohan.
                           Incorporated by reference to Exhibit 4.6 to Medical Manager
                           Corporation's Registration Statement of Form S-8 (No. 333-
                           72517).

   99.8                    1998 Porex Technologies Corp. Stock Option Plan of Medical
                           Manager Corporation. Incorporated by reference to Exhibit 4.2 to Medical Manager Corporation's Registration Statement of
                           Form S-8 (No. 333-72517).

   99.9                    1998 Class E Stock Option Plan of Medical Manager
                           Corporation. Incorporated by reference to Exhibit 4.1 to
                           Medical Manager Corporation's Registration Statement of
                           Form S-8 (No. 333-72517).

   99.10                   Stock Option Agreement, dated as of March 15, 1999, between
                           Medical Manager Corporation and James R. Love.
                           Incorporated by reference to Exhibit 10.35 to the Registration
                           Statement on Form S-1 of CareInsite, Inc. (Commission File
                           No. 0-26345), filed March 26, 1999, and amended April 23,
                           1999, May 6, 1999, May 17, 1999, May 26, 1999, June 3, 1999
                           and June 11, 1999 (No. 333-75071).

   99.11                   Medical Manager Corporation's 1996 Amended and Restated
                           Long-Term Incentive Plan. Incorporated by reference to
                           Exhibit 10.1 to Medical Manager Corporation's (Commission
                           File Number 0-29090) Quarterly Report dated November 13,
                           1998.

   99.12                   Form Stock Option Agreement between the Corporation and
                           each of John H. Kang and Michael A. Singer. Incorporated by reference to Exhibit 99.5 to Medical Manager Corporation's
                           Amendment No. 1 the Registration Statement on Form S-4 filed
                           June 18, 1999.

   99.13                   The 1999 Medical Manager Corporation Stock Option Plan for
                           Employees of Medical Manager Systems, Inc. Incorporated by
                           reference to Exhibit 10.28 to the Medical Manager
                           Corporation's Annual Report on Form 10-K filed September

                           28, 1999.

   99.14                   CareInsite, Inc. 1999 Officer Stock Option Plan. Incorporated
                           by reference to Exhibit 10.18 to CareInsite, Inc.'s Registration
                           Statement on Form S-1 filed on March 26,1999, and amended
                           April 23, 1999, May 6, 1999, May 17, 1999, May 26, 1999,
                           June 3, 1999, June 11, 1999 and June 14, 1999 (File No.
                           333-75071).

   99.15                   CareInsite, Inc. 1999 Employee Stock Option Plan.
                           Incorporated by reference to Exhibit 10.17 to CareInsite, Inc.'s
                           Registration Statement on Form S-1 filed on March 26, 1999, and amended April 23, 1999, May 6, 1999, May 17, 1999, May 26, 1999,
                           June 3, 1999, June 11, 1999 and June 14, 1999 (File No.
                           333-75071).

   99.16                   CareInsite, Inc. 1999 Director Stock Option Plan. Incorporated
                           by reference to Annex H to WebMD's Registration Statement
                           on Form S-4 (No. 333-39592).

   99.17                   IVI Publishing, Inc. Director Option Plan. Incorporated by
                           reference to Exhibit 4.2 to OnHealth's Registration Statement
                           on Form S-8 (No. 33-76498).

   99.18                   Amended and Restated 1997 Stock Option Plan of OnHealth
                           Network Company. Incorporated by reference to OnHealth's
                           Registration Statement on Form S-8 (No. 333-70147).

   99.19                   Form Non-Qualified Stock Option Agreement for options issued under the 1998-1999
                           Stock Option Plan of OnHealth Network Company prior to August 5, 1999.

   99.20                   Form Non-Qualified Stock Option Agreement for options issued under the 1998-1999
                           Stock Option Plan of OnHealth Network Company subsequent to August 5, 1999.

   99.21                   Form Non-Qualified Stock Option Agreement for options issued under the 1999-2000
                           Stock Option Plan of OnHealth Network Company prior to February 15, 2000.

   99.22                   Form Non-Qualified Stock Option Agreement for options issued under the 1999-2000
                           Stock Option Plan of OnHealth Network Company subsequent to February 15, 2000.

   99.23                   Form Non-Qualified Stock Option Agreement for options issued under the 1997-1998
                           New Hire Option Plan of OnHealth Network Company.

   99.24                   Interactive Ventures, Inc. 1991 Stock Option Plan. Incorporated by reference to
                           Exhibit 4.1 to OnHealth's Registration Statement on Form S-8 (No. 333-76498).

   99.25                   Series B Preferred Stock Purchase Warrant, dated as of July 11, 1997, between the
                           Corporation and W. Michael Long, together with amendment thereto.

   99.26                   WebMD Corporation 2000 Long-Term Incentive Plan. Incorporated by reference to
                           Exhibit 10.1 to WebMD's Registration Statement on Form S-4 (No. 333-39592).

   99.27                   WebMD Corporation Amended and Restated 1998 Employee
                           Stock Purchase Plan.

   99.28                   Amendment to the Company Stock Option Plans of
                           Medical Manager Corporation and CareInsite.

   99.29                   Risk factors